Scudder
Global
Discovery Fund

Annual Report
October 31, 1998

For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

Scudder Global Discovery Fund is properly known as Global Discovery
Fund.

The Fund is a diversified series of Global/International Fund, Inc.

SCUDDER           (logo)

                          Scudder Global Discovery Fund

--------------------------------------------------------------------------------
                                Total Net Assets
Date of Inception: 9/10/91   of Scudder Shares as of      Ticker Symbol: SGSCX
                            10/31/98: $309.5 million
--------------------------------------------------------------------------------

o For the 12-month period ended October 31, 1998, Global Discovery Fund -- Scudder Shares provided a 1.19% return, exceeding the -10.15% average return of global small-cap funds according to Lipper Analytical Services.

o The Shares' strong relative performance can be attributed to management's emphasis on well run, rapidly growing companies, and an avoidance of Asia, Latin America, and Russia.

o The crises in the emerging markets caused many investors to seek liquid, high quality securities.

o Morningstar assigned the Fund a 4-star rating for its risk-adjusted performance among 839 international equity funds as of October 31, 1998.^1


                                Table of Contents

  3 Letter from the Fund's Chairman       19 Financial Highlights
  4 Performance Update                    23 Notes to Financial Statements
  5 Portfolio Summary                     29 Report of Independent Accountants
  6 Portfolio Management Discussion       30 Tax Information
 10 Glossary of Investment Terms          32 Officers and Directors
 11 Investment Portfolio                  33 Investment Products and Services
 16 Financial Statements                  34 Scudder Solutions



^1 Morningstar's proprietary ratings reflect historical risk-adjusted performance. Ratings are subject to change monthly and are calculated from a fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international equity category, the Fund's Scudder Shares received a 4 star rating for the three- and five-year periods among 839 and 373 funds, respectively. The Fund's Scudder Shares were not rated for the ten-year period because it commenced operations on September 10, 1991. Past performance is no guarantee of future results.


                       2 - Scudder Global Discovery Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   The past 12 months have been a challenging period for most small-cap investors, whether you were invested in the United States or abroad. Nevertheless, the Scudder Shares of Global Discovery Fund managed to rank among the top 6% of 32 global small-cap equity funds according to Lipper Analytical Services. In addition, Scudder Shares outdistanced its benchmark and the majority of its peers by a significant margin during a difficult market environment.

   As described in the following discussion with the Fund's managers, the outperformance of the Fund's Scudder Shares versus the benchmark index was the result of a focus on high quality companies with dominant market positions. In addition, avoidance of Asian, Latin American, and Russian markets contributed to favorable relative returns.

   The Russian devaluation and debt moratorium in August sent the markets lower despite the relatively small size of the Russian economy in global terms, as investors worried that other markets might be at risk as well. While small-caps have recovered somewhat since then, the event resulted in negative returns for global small-caps overall. Management's investment strategy is discussed in more detail beginning on page 6.

   For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

   Thank you for your investment in Scudder Global Discovery Fund. If you have any questions about your Fund, please call Scudder Investor Information at the number above, or visit our Internet Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder Global Discovery Fund


                       3 - Scudder Global Discovery Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000       Cumulative     Annual
---------------------------------------------------
Global Discovery Fund -- Scudder Shares
---------------------------------------------------
1 Year         $  10,119         1.19%       1.19%
5 Year         $  15,149        51.49%       8.66%
Life of Fund*  $  20,730       107.30%      10.75%
---------------------------------------------------
Salomon Brothers World Equity EMI
---------------------------------------------------
1 Year         $   9,550        -4.50%      -4.50%
5 Year         $  14,106        41.06%       7.12%
Life of Fund*  $  17,934        79.34%       8.60%
---------------------------------------------------
* The Fund commenced operation on September 10, 1991.
  Index comparisons begin September 30, 1991.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                    Salomon Brothers World         Global Discovery Fund --
                    Equity EMI                     Scudder Shares

             9/91*         10000                           10000
              '91          10148                            9770
              '92           9563                            9894
              '93          12528                           13459
              '94          13297                           13837
              '95          14211                           14988
              '96          16326                           18131
              '97          18504                           20151
              '98          17672                           20390

                        Yearly periods ended October 31

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                   1991*     1992      1993       1994      1995      1996      1997       1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                  $ 11.92   $ 12.05   $ 16.14   $ 16.27    $ 17.54   $ 20.45   $ 21.64   $ 19.81
---------------------------------------------------------------------------------------------------------------------
Income Dividends                 $    --   $   .02   $   .07   $   .18    $    --   $   .20   $   .13   $   .64
---------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      $    --   $    --   $   .12   $   .15    $   .08   $   .44   $   .86   $  1.41
---------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)               -.67      1.26     36.04      2.80       8.32     20.97     11.14      1.19
---------------------------------------------------------------------------------------------------------------------
Index Total Return (%)**            1.48     -4.37     31.01      6.13       6.88     14.89     13.34     -4.50
---------------------------------------------------------------------------------------------------------------------

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the five year and life of Fund periods would have been lower.

**Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.


                       4 - Scudder Global Discovery Fund

                    Portfolio Summary as of October 31, 1998

-------------------------------
Geographical
(Excludes 10% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Europe                               53%
       U.S. & Canada                        45%
       Japan                                 1%
       Other                                 1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund benefited from significant holdings in Europe -- a strong performing region, and an avoidance of the weak markets of Asia, Latin America, and Russia.


-------------------------------
Sectors
(Excludes 10% Cash Equivalents)
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Service Industries                   21%
       Technology                           20%
       Financial                            14%
       Health                               13%
       Consumer Discretionary                9%
       Communications                        6%
       Consumer Staples                      4%
       Manufacturing                         4%
       Transportation                        3%
       Other                                 6%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Management seeks to construct a relatively concentrated portfolio based on a bottom-up approach to stock selection;
   risk is controlled by investing top holdings in areas that are uncorrelated to one another.


---------------------------
Ten Largest Equity Holdings
(34% of Portfolio)
---------------------------

     1.  Network Appliance, Inc.
         Designer and manufacturer of network
         data storage devices in the United
         States
     2.  Serco Group PLC
         Facilities management company in the
         United Kingdom
     3.  Bank of Ireland PLC
         Bank in Ireland
     4.  Sterling Commerce, Inc.
         Producer of electronic data
         interchange products and services in
         the United States
     5.  Vitesse Semiconductor Corp.
         Manufacturer of digital integrated
         circuits in the United States
     6.  Provident Financial PLC
         Personal finance group in the United
         Kingdom
     7.  Fiserv Inc.
         Data processing services in the United
         States
     8.  Telecel-Comunicacoes Pessoais, S.A.
         Cellular communication services in
         Portugal
     9.  Billing Concepts
         Billing and information management
         services in the United States
    10.  Altran Technologies, S.A.
         Engineering and consulting services
         for aerospace, telecommunications and
         electronics fields in France

    The majority of the Fund's strong performance is attributable to its top holdings, many of which have been mainstays in the portfolio for several years.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                       5 - Scudder Global Discovery Fund

                         Portfolio Management Discussion

We asked Gerald J. Moran, Lead Portfolio Manager, and Sewall F. Hodges, Portfolio Manager of Scudder Global Discovery Fund, to discuss the market environment and the Fund's current investment strategy.

Q: How did the Fund's Scudder Shares perform for the 12-month period ended October 31, 1998?

A: The Fund's Scudder Shares returned 1.19%, which compares favorably to the weak performance of small-caps around the world for the fiscal year. This result surpassed by a meaningful margin the -4.50% return of our benchmark, the unmanaged Salomon Brothers World Equity Index-Extended Market Index, and the -10.15% average return of global small-cap equity funds according to Lipper Analytical Services for the same period.

Q: To what do you attribute this strong relative performance?

A: In the portfolio we have emphasized well run, rapidly growing companies in the United States and Europe, while maintaining nominal exposure to Asia, Latin America, and Russia. Many of the Fund's largest holdings performed well during this difficult period. We also made an effort to construct a concentrated portfolio so that our best ideas could have a meaningful impact on performance. This concentration reflects our emphasis on individual stock selection over "top down" investment decisions. With significant position sizes, control of individual security risk increases in importance. We accomplish this control through industry and market diversification and by knowing the business fundamentals affecting our companies. This approach helps to limit the volatility of our individual stock holdings on the portfolio as a whole.

For the 12-month period, positive performance came from four areas: our emphasis on European peripheral countries, good stock selection among our U.S. holdings, strong results from companies in Germany and France, and a general avoidance of emerging markets.

Q: Your focus on peripheral European countries has been a continuing theme for the Fund. In which countries did you invest?

A: Our peripheral country holdings include Ireland (the portfolio's third largest country holding after the U.S. and the U.K.), Spain, and Portugal. We have found a number of attractively priced companies with exceptional business fundamentals in these markets. Furthermore, these three markets benefited as each continued to prepare for the launch of a single European currency in January 1999. All three countries recently cut interest rates

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

 Top Rankings from Lipper

 Rankings for global small-cap equity funds as of
 October 31, 1998
 ------------------------------------------------

                          One-year     Three-year     Five-year
                          --------     ----------     ---------

 Rank                         2             2             4

 Percentile                Top 6%        Top 9%        Top 29%

 Funds in category:          32            23            14


----------
Source: Lipper Analytical Services

The Shares' long-running record of superior performance remained intact, ranking it near the top of all global small-cap funds for the one-, three-, and five-year periods.


                       6 - Scudder Global Discovery Fund
to bring their economies into alignment for monetary union, which has had a positive effect on overall economic growth. Lower rates have been good for many businesses and a number of our holdings have been beneficiaries of this environment. In Ireland, our continuing holdings in Bank of Ireland and Irish Life were strong performers. In Portugal, the food producer and retailer Jeronimo Martins also generated solid gains.

Q: It was tough sledding for U.S. small-caps, yet the Fund's U.S. holdings performed well. What was responsible for this outperformance?

A: Our individual stock selection approach among our U.S. holdings was very effective for the 12 months. While the Russell 2000 Index declined 11.54% on a total return basis, our U.S. holdings held up relatively well, and closed the period essentially with a flat return. Small-caps were hurt by the "flight to quality" in the wake of the Russian devaluation and debt moratorium in August. However, our long-term U.S. small-cap holdings in Network Appliance and Vitesse Semiconductor continued to make important contributions to performance. Sepracor and Symbol Technologies were also big winners.

Sepracor, which develops enhanced forms of existing pharmaceuticals, illustrates our focus on identifying niche companies. Our analyst says that their process could be likened to "a generic drug on steroids." For years drugs were developed with left handed and right handed isomers of the same chemical mixture. Many patients have had serious allergic reactions to either the left or right isomer of a certain group of existing drugs. Sepracor has developed a patented process that allows certain

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Stock Market and Currency Performance

CHART PERIOD:

For the 12 months ended October 31, 1998

               Currency Return Relative      Stock Market Index
                    to U.S. Dollar             Return (Local)
               ------------------------      ------------------

Italy                   3.2%                        34.8%
France                  3.6%                        29.1%
Germany                 3.9%                        23.3%
U.S.                    0.0%                        21.1%
U.K.                   -0.1%                        11.2%
Netherlands             3.9%                         3.7%
Korea                 -26.9%                         3.2%
Philippines           -12.3%                         2.4%
Hong Kong              -0.2%                        -5.6%
Mexico                -16.5%                        -6.5%
Taiwan                 -4.7%                       -10.7%
Argentina               0.0%                       -12.1%
Japan                   3.2%                       -17.5%
Singapore              -3.4%                       -21.2%
Brazil                 -7.6%                       -28.7%
Thailand               11.6%                       -35.7%
Malaysia              -38.3%                       -41.5%
Indonesia             -52.6%                       -51.3%


Source: Factset


                       7 - Scudder Global Discovery Fund
drugs to be manufactured in single-isomer form with essentially no harmful side effects. Some of Sepracor's drugs include the allergy drug Claritin and asthma medicine Albuterol. We believe the company has a promising future: it is working with a number of proven compounds and has a portfolio of drugs to roll out in single-isomer form over the next ten years.

Q: Holdings in Germany and France were important contributors to performance. What helped here?

A: In Germany, long-time holding Marschollek Lautenschlaeger und Partner AG -- a rapidly growing services firm specializing in providing financial products and planning to German professionals -- continued to make an important contribution to portfolio returns. Pfeiffer Vacuum AG is another important position in Germany. Pfeiffer is a good example of the equity market opportunities available through developing stock markets such as the German Neuer Market. The company is a leading manufacturer of high performance vacuum pumps for a wide range of industrial applications. We acquired shares at the initial public offering more than a year ago, and the stock has been a terrific performer.

In France, we added Altran Technologies, which has become our largest holding there and a top ten Fund holding. Altran, an outsourcing company, provides engineering and consulting services for aerospace, telecommunications, and electronics companies. The company specializes in complex engineering tasks, including research and development functions.


                       8 - Scudder Global Discovery Fund

Q: What held back performance over the period?

A: Our holdings in Japan declined over the 12 months. We eliminated most of our positions there, including finance companies Nichiei and Shohkoh Fund, whose customer base of small- and mid-size firms will likely be impacted by the dismal economic environment. In addition, we had small positions in Hungary and Israel, which were affected by the overall declines in the emerging markets. In Hungary, Richter Gedeon, a leading drug manufacturer, was severely impacted because the majority of their sales were made to former Soviet satellite countries. Central European Media, a U.K. company operating in eastern Europe, was the worst performer for the period as the advertising revenue growth from the company's TV and radio franchises did not live up to expectations.

Q: With a slowdown in global economic growth now evident, where do you see attractive opportunities?

A: We are still enthusiastic about Europe, which continues to provide fertile ground for many growing and dynamic small companies. European monetary union is bringing about significant changes as many companies adapt to cross border competition. We have already seen some benefit from this major economic transition and expect to see more in 1999. From a valuation standpoint, many European small-caps trade at very attractive multiples compared to small-caps in other world markets. In managing the portfolio, we intend to continue with our disciplined approach to selecting individual stocks with niche leadership in their respective markets, while seeking to take advantage of changing business environments conducive to corporate growth in shareholder earnings.


      Scudder Global Discovery Fund: A Team Approach to Investing

 Scudder Global Discovery Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Lead Portfolio Manager Gerald J. Moran has set Scudder Global Discovery Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Mr. Moran joined Scudder's equity research and management area in 1968 and has been a portfolio manager since 1985. Sewall Hodges, Portfolio Manager, joined the Adviser in 1995 and the team in 1996. Mr. Hodges, who has 11 years' experience in global analysis and portfolio management, focuses on stock selection and research.


                       9 - Scudder Global Discovery Fund

                          Glossary of Investment Terms

CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar.
                           Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

PRICE-EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY               The degree to which investors can evaluate if a
                           company is managed in the interests of shareholders.
                           Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                       10 - Scudder Global Discovery Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 9.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
   to be repurchased at $31,945,369 on 11/2/1998, collateralized by a                                             ------------
  $31,153,000 U.S. Treasury Bond, 3.375%, 1/15/2007 (Cost $31,931,000) ..................     31,931,000            31,931,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 90.4%
------------------------------------------------------------------------------------------------------------------------------
Australia 0.1%
CI Technologies Group Ltd. (Developer of process monitoring and industrial
  automation software) ..................................................................        111,400               242,991
                                                                                                                  ------------
Austria 1.0%
Eybl International AG* (Producer of textiles for automobiles sold worldwide) ............         13,700               317,443
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil
  and gas drilling equipment) ...........................................................         17,000             1,123,364
Topcall International AG (Manufacturer of electronic messaging systems) .................          5,800             1,861,575
                                                                                                                  ------------
                                                                                                                     3,302,382
                                                                                                                  ------------
Canada 0.1%
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of
  cancer and certain infectious diseases) ...............................................        205,000               212,573
                                                                                                                  ------------
Croatia 0.7%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................        159,800             2,349,060
                                                                                                                  ------------
Czech Republic 0.4%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and
   regional private commercial television stations in central Europe and Germany) .......        243,300             1,551,038
                                                                                                                  ------------
Finland 0.5%
JOT Automation Group Oyj* (Developer and manufacturer of high technology
  production automation systems and equipment) ..........................................         39,600               966,908
KCI Konecrones International Oyj (Manufacturer of elevators) ............................          9,500               413,002
Sponda Oyj* (Owner and manager of commercial rental properties) .........................         28,900               192,189
                                                                                                                  ------------
                                                                                                                     1,572,099
                                                                                                                  ------------
France 3.1%
Altran Technologies, SA (Engineering and consulting services for aerospace,
  telecommunication and electronics fields) .............................................         37,993             7,432,447
Dassault Systemes SA (Computer aided design, manufacturing and engineering
  software) .............................................................................         42,691             1,628,812
Leon de Bruxelles SA (Operator of low cost family restaurants) ..........................         10,257               830,676
Penauille Polyservices SA (Industrial cleaning and security services) ...................          1,460               341,582
                                                                                                                  ------------
                                                                                                                    10,233,517
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Germany 3.7%
Hawesko Holding AG* (Marketer of wines, liqueurs and related products) ..................         34,488             1,748,863
Kamps AG* (Producer and distributor of baked goods) .....................................         17,256               783,369
Marschollek Lautenschlaeger und Partner AG (pfd) (Leading independent life
  insurance company) ....................................................................         11,800             6,019,318
MobilCom AG (Provider of mobile telephone services) .....................................          5,979             1,736,130
Pfeiffer Vacuum Technology AG (ADR)* (Manufacturer of various pumps and vacuum
  systems) ..............................................................................         43,999             2,084,453
                                                                                                                  ------------
                                                                                                                    12,372,133
                                                                                                                  ------------
Greece 0.4%
STET Hellas Telecommunications S.A. (ADR)* (Provider of mobile telecommunication
  services) .............................................................................         58,221             1,528,301
                                                                                                                  ------------
Hungary 0.7%
OTP Bank Rt (GDR) (Commercial bank) .....................................................         23,300               844,629
Richter Gedeon Rt (Pharmaceutical company) ..............................................         26,200               865,334
Richter Gedeon Rt (GDR) .................................................................         19,800               663,300
                                                                                                                  ------------
                                                                                                                     2,373,263
                                                                                                                  ------------
Ireland 9.2%
Bank of Ireland PLC (Bank) ..............................................................        611,468            11,300,388
ESAT Telecom Group PLC (ADR)* (Provider of telecommunication services in the
  Republic of Ireland) ..................................................................        111,800             3,381,950
Green Property PLC (Conductor of operations in property development, investment
  and trading) ..........................................................................        354,880             1,856,356
Irish Continental Group PLC (Transporter of passengers, freight and containers
  between Ireland the U.K. and the continent) ...........................................        211,555             2,479,320
Irish Life PLC (Provider of life and disability insurance and pensions) .................        437,310             3,876,646
Irish Permanent PLC (Retail financial services group) ...................................        182,152             2,613,678
Jury's Hotel Group PLC (Hotel operator) .................................................        501,255             3,765,680
Ryan Hotels PLC (Owner and operator of hotel chain) .....................................      1,213,200             1,148,385
                                                                                                                  ------------
                                                                                                                    30,422,403
                                                                                                                  ------------
Israel 0.6%
Check Point Software Technologies Ltd.* (Developer and marketer of management
  solutions for active networks) ........................................................         65,000             1,478,750
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................         44,100               358,313
                                                                                                                  ------------
                                                                                                                     1,837,063
                                                                                                                  ------------
Italy 2.6%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ...................        631,600             3,950,029
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and
  perfumes) .............................................................................        444,800             2,437,112
Safilo Azionaria Fabbrica Lavorazione Occhiali SpA (Manufacturer of frames for
  glasses) ..............................................................................        518,000             2,307,209
                                                                                                                  ------------
                                                                                                                     8,694,350
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Japan 0.9%
Riso Kagaku Corp. (Manufacturer of copying machines) ....................................         50,900             2,864,218
                                                                                                                  ------------
Luxembourg 1.3%
Millicom International Cellular S.A.* (Developer and operator of cellular
  telephone networks) ...................................................................        127,400             4,251,975
                                                                                                                  ------------
Netherlands 3.3%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) ..........         69,600             1,758,347
Equant NV* (Provider of international data network services) ............................         38,500             1,668,460
IHC Caland NV (Dredging and offshore services) ..........................................        129,000             5,834,448
Tas Groep NV* (Software developer) ......................................................        346,000             1,574,158
                                                                                                                  ------------
                                                                                                                    10,835,413
                                                                                                                  ------------
Philippines 0.3%
International Container Terminal Services, Inc. (Containerized cargo handling
  firm) .................................................................................     15,415,650             1,031,530
                                                                                                                  ------------
Poland 0.4%
Pioneer Poland Fund (Closed-end investment company) (b)(c) ..............................              3             1,250,332
                                                                                                                  ------------
Portugal 4.4%
Jeronimo Martins SA (Food producer and retailer) ........................................        145,525             6,303,528
Telecel-Comunicacoes Pessoais, S.A.* (Cellular communication services) ..................         44,366             8,172,650
                                                                                                                  ------------
                                                                                                                    14,476,178
                                                                                                                  ------------
Spain 1.4%
Aldeasa SA (Operator of airport duty-free shops) ........................................         49,500             1,686,781
Tele Pizza, SA* (Operator of fast food restaurants) .....................................        384,000             3,135,028
                                                                                                                  ------------
                                                                                                                     4,821,809
                                                                                                                  ------------
Sweden 0.8%
Kinnevik AB "B" (Diversified holding company) ...........................................         53,200             1,378,132
OM Gruppen AB (Operator of exchanges and clearing organizations) ........................         75,700             1,155,236
                                                                                                                  ------------
                                                                                                                     2,533,368
                                                                                                                  ------------
Switzerland 2.4%
Gretag Imaging Group* (Manufacturer of image processing equipment and systems) ..........         25,431             2,307,815
Kuoni Reisen AG (Registered) (Travel agency) ............................................          1,067             3,810,152
Lindt & Spruengli AG (Manufacturer of chocolate and confectionery products) .............             37                88,583
Phoenix Meccano AG (Bearer) (Manufacturer of housings and components for
  computers) ............................................................................          3,537             1,904,980
                                                                                                                  ------------
                                                                                                                     8,111,530
                                                                                                                  ------------
United Kingdom 11.2%
ARM Holdings PLC* (Producer of RISC microprocessors, technology and software) ...........         30,600               458,431
Aegis Group PLC (Independent media services group) ......................................        532,187               824,016
Computacenter PLC (Information technology services) .....................................         61,345               472,353

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Expro International Group PLC (Provider of oilfield services) ...........................        438,900             2,402,387
Games Workshop Group PLC (Manufacturer of table top war game systems and
  miniatures) ...........................................................................        163,000             1,514,294
ICON PLC (ADR)* (Pharmaceutical and biotechnological research and development
  services) .............................................................................         45,000             1,260,000
ITNET PLC* (Supplier of business process management services) ...........................        104,122               732,018
Matalan PLC* (Clothing retailer) ........................................................        256,786             1,203,536
New Look Group PLC* (Retailer of womenswear) ............................................        755,371             1,808,115
Provident Financial PLC (Personal finance group) ........................................        561,192             8,459,114
RM PLC (Information technology solutions to educational markets) ........................        677,500             4,110,996
Regent Inns PLC (Owner and operator of hotels and restaurants) ..........................        617,262             1,255,381
Serco Group PLC* (Facilities management company) ........................................        703,700            12,250,409
Taylor Nelson Sofres PLC* (Market research company) .....................................        300,062               439,490
                                                                                                                  ------------
                                                                                                                    37,190,540
                                                                                                                  ------------
United States 40.9%
Access Health, Inc.* (Personal health management services) ..............................         48,500             1,739,938
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................        118,200             3,161,842
Axogen Elan Corp. (ADR)* (Future development of therapeutic products for
  treatment of neurological disorders) ..................................................        106,100             6,843,450
Barrett Resources Corp.* (Oil and gas exploration and production) .......................         64,600             1,522,138
Billing Concepts Corp. (Billing and information management services) ....................        538,300             7,603,488
Black Box Corp.* (Manufacturer of wide area networking products, direct marketer
  of computer products) .................................................................         39,000             1,301,625
CNF Transportation, Inc. (Provider of trucking and air freight) .........................         95,700             2,894,925
Cintas Corp. (Uniform rentals) ..........................................................         62,200             3,327,700
Concentra Managed Care, Inc.* (Provider of integrated workers' compensation
  managed care) .........................................................................        148,100             1,518,025
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement
  and transfer services) ................................................................        108,500             3,092,250
Dallas Semiconductor Corp. (Manufacturer of silicon integrated circuits and
  subsystems) ...........................................................................         36,400             1,346,800
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) ............................         14,500               185,781
Fiserv Inc.* (Data processing services) .................................................        181,162             8,424,033
G & K Services, Inc. "A" (Uniform rentals) ..............................................         52,100             2,383,575
Harveys Casino Resorts (Owner and operator of hotel/casino properties) ..................        115,300             2,932,944
Healthcare Recoveries, Inc.* (Provider of recovery services for private
  healthcare payors) ....................................................................         17,300               175,163
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        109,500             4,640,063
MBIA, Inc. (Insurer of municipal bonds) .................................................         43,852             2,680,454
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
  computer systems) .....................................................................          4,700                82,838
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        331,600            18,155,100

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
North Fork Bancorporation, Inc. (Commercial and savings bank holding company) ...........         15,900               316,013
Quintiles Transnational Corp.* (Provides full-service contract research, sales and marketing services to the worldwide pharmaceutical, biotechnology and
  medical device industries) ............................................................         21,900               990,975
S & P Mid-Cap 400 Depository Receipts (Security that represents ownership in the
  Mid-Cap SPDR Trust) ...................................................................         95,800             6,185,088
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............         64,700             4,440,038
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses) .....................        210,200             4,033,213
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        307,934            10,854,674
Symbol Technologies Inc. (Manufacturer of bar code laser scanners) ......................        111,600             4,994,100
Tiffany & Co. (Retailer of jewelry and gift items) ......................................        125,400             4,051,988
Total Renal Care Holdings, Inc.* (Dialysis services for treatment of chronic
  kidney failure) .......................................................................        201,799             4,944,076
VISX, Inc.* (Developer of laser technologies and systems for vision correction) .........        117,800             5,904,725
Vincam Group, Inc.* (Provider of solutions to complexities and costs of
  employment and personnel) .............................................................         30,000               474,375
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        319,000            10,287,750
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................         89,800             2,205,713
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ...................         85,100             1,521,163
Wisconsin Central Transportation Corp.* (Operator of regional freight railroad) .........         45,700               691,213
                                                                                                                  ------------
                                                                                                                   135,907,236
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $209,541,090)                                                                            299,965,302
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $241,472,090) (a)                                                       331,896,302
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $245,698,479. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $86,197,823. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $112,778,559 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $26,580,736.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,250,332 (.38% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $1,477,500.

(c) Market value and cost reflect full payment. The remaining installments which total $369,375 will be payable upon thirty days prior notice from Pioneering Management Limited.

*     Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Global Discovery Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $241,472,090) ................     $  331,896,302
                 Cash .................................................................                269
                 Receivable for Fund shares sold ......................................          1,692,618
                 Dividends and interest receivable ....................................            102,368
                 Foreign taxes recoverable ............................................             77,263
                 Other assets .........................................................             18,704
                                                                                           ----------------
                 Total assets .........................................................        333,787,524
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................          2,228,334
                 Payable for Fund shares redeemed .....................................          1,890,052
                 Accrued management fee ...............................................            326,115
                 Other payables and accrued expenses ..................................            614,082
                                                                                           ----------------
                 Total liabilities ....................................................          5,058,583
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  328,728,941
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........         (4,219,149)
                 Unrealized appreciation (depreciation) on:
                    Investments .......................................................         90,424,212
                    Foreign currency related transactions .............................              3,896
                 Accumulated net realized gain (loss) .................................         (5,310,945)
                 Paid-in capital ......................................................        247,830,927
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  328,728,941
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Scudder Shares
                 Net asset value, offering and redemption price per share
                   ($309,503,949 / 15,622,534 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $19.81
                                                                                           ----------------
                 Class A Shares
                 Net asset value and redemption price per share ($11,317,146 /
                   572,228 shares of outstanding shares of beneficial interest,            ----------------
                   $.01 par value, unlimited number of shares authorized) .............             $19.78
                                                                                           ----------------
                                                                                           ----------------
                 Maximum offering price per share (100 / 94.25 of $19.78) .............             $20.99
                                                                                           ----------------
                 Class B Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,715,337 /
                   290,159 outstanding shares of beneficial interest, $.01 par             ----------------
                   value, unlimited number of shares authorized) ......................             $19.70
                                                                                           ----------------
                 Class C Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,192,509 /
                   111,280 outstanding shares of beneficial interest, $.01 par             ----------------
                   value, unlimited number of shares authorized) ......................             $19.70
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Global Discovery Fund

                             Statement of Operations

                           year ended October 31, 1998

Investment Income (loss)
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $278,480) ................     $    2,978,015
                 Interest .............................................................          1,317,528
                                                                                           ----------------
                                                                                                 4,295,543
                 Expenses:
                 Management fee .......................................................          3,960,160
                 Services to shareholders .............................................          1,099,979
                 Custodian and accounting fees ........................................            510,424
                 Distribution fees ....................................................             14,995
                 Administrative service fees ..........................................             11,813
                 Directors' fees and expenses .........................................             57,103
                 Reports to shareholders ..............................................            107,316
                 Auditing .............................................................             86,753
                 Legal ................................................................             30,107
                 Registration fees ....................................................             73,063
                 Other ................................................................             31,516
                                                                                           ----------------
                 Total expenses before reductions .....................................          5,983,229
                 Expense reductions ...................................................            (13,525)
                                                                                           ----------------
                 Expenses, net ........................................................          5,969,704
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                   (1,674,161)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................          2,152,524
                 Foreign currency related transactions ................................            (42,492)
                                                                                           ----------------
                                                                                                 2,110,032
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................          2,923,009
                 Foreign currency related transactions ................................             17,051
                                                                                           ----------------
                                                                                                 2,940,060
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      5,050,092
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    3,375,931
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Global Discovery Fund

                       Statements of Changes in Net Assets

                                                                                                Years Ended October 31,
Increase (Decrease) in Net Assets                                                                1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ........................................     $   (1,674,161)   $   (2,090,766)
                 Net realized gain (loss) from investment transactions ...............          2,110,032        26,874,290
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........................          2,940,060        12,247,359
                                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................................          3,375,931        37,030,883
                                                                                          ----------------  ----------------
                 Distributions to shareholders from:
                   Net investment income -- Scudder Shares ...........................         (9,815,437)       (2,252,537)
                                                                                          ----------------  ----------------
                   Net realized gains -- Scudder Shares ..............................        (21,794,909)      (14,901,393)
                                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...........................................        203,840,754       129,503,033
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................................         29,399,080        16,335,810
                 Cost of shares redeemed .............................................       (225,398,432)     (167,423,822)
                                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................................          7,841,402       (21,584,979)
                                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ...................................        (20,393,013)       (1,708,026)
                 Net assets at beginning of period ...................................        349,121,954       350,829,980
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income                       ----------------  ----------------
                   of $4,219,149 and $113,840, respectively) .........................     $  328,728,941    $  349,121,954
                                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (b)

                                                                                           Years Ended October 31,
                                                                            1998(a)    1997(a)     1996(a)      1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                         -----------------------------------------------------------
Net asset value, beginning of period ................................      $ 21.64     $ 20.45    $ 17.54     $ 16.27     $ 16.14
                                                                         -----------------------------------------------------------
Income from investment operations:
Net investment income (loss) ........................................         (.10)       (.12)      (.04)       (.03)       (.02)
Net realized and unrealized gain (loss) on investment
  transactions ......................................................          .32        2.30       3.59        1.38         .48
                                                                         -----------------------------------------------------------
Total from investment operations ....................................          .22        2.18       3.55        1.35         .46
                                                                         -----------------------------------------------------------
Less distributions:
From net investment income ..........................................         (.64)       (.13)      (.20)         --          --
In excess of net investment income ..................................           --          --         --          --        (.18)
From net realized gains on investment transactions ..................        (1.41)       (.86)      (.44)       (.08)       (.15)
                                                                         -----------------------------------------------------------
Total distributions .................................................        (2.05)       (.99)      (.64)       (.08)       (.33)
                                                                         -----------------------------------------------------------
                                                                         -----------------------------------------------------------
Net asset value, end of period ......................................      $ 19.81     $ 21.64    $ 20.45     $ 17.54     $ 16.27
                                                                         -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ....................................................         1.19       11.14      20.97        8.32        2.80(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................          310         349        351         255         256
Ratio of operating expenses, net to average daily net assets (%) ....         1.65        1.63       1.60        1.69        1.70
Ratio of operating expenses before expense reductions, to
   average daily net assets (%) .....................................         1.65        1.63       1.60        1.69        1.76
Ratio of net investment income (loss) to average daily net
  assets (%) ........................................................         (.45)       (.58)      (.20)       (.12)       (.28)
Portfolio turnover rate (%) .........................................         40.6        60.5       63.0        43.7        45.8

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced.


                       19 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class A

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                                 of
                                                                                                               sale of
                                                                                                           Class A shares)
                                                                                                           to October 31,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ................................................................         $ 23.98
                                                                                                         -------------------
Income from investment operations:
Net investment income (loss) ........................................................................            (.09)
Net realized and unrealized gain (loss) on investment transactions ..................................           (4.11)
                                                                                                         -------------------
Total from investment operations ....................................................................           (4.20)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period ......................................................................         $ 19.78
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................          (17.51)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................              11
Ratio of operating expenses, net to average daily net assets (%) ....................................            1.95*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            2.20*
Ratio of net investment income (loss) to average daily net assets (%) ...............................           (1.00)*
Portfolio turnover rate (%) .........................................................................            40.6

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                       20 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class B

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                                 of
                                                                                                               sale of
                                                                                                           Class B shares)
                                                                                                           to October 31,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ................................................................         $ 23.98
                                                                                                         -------------------
Income from investment operations:
Net investment income (loss) ........................................................................            (.18)
Net realized and unrealized gain (loss) on investment transactions ..................................           (4.10)
                                                                                                         -------------------
Total from investment operations ....................................................................           (4.28)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period ......................................................................         $ 19.70
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................          (17.85)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................               6
Ratio of operating expenses, net to average daily net assets (%) ....................................            2.83*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            3.13*
Ratio of net investment income (loss) to average daily net assets (%) ...............................           (1.87)*
Portfolio turnover rate (%) .........................................................................            40.6

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                       21 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class C

                                                                                                           For the Period
                                                                                                           April 16, 1998
                                                                                                            (commencement
                                                                                                                 of
                                                                                                               sale of
                                                                                                           Class C shares)
                                                                                                           to October 31,
                                                                                                                1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period ................................................................         $ 23.98
                                                                                                         -------------------
Income from investment operations:
Net investment income (loss) ........................................................................            (.17)
Net realized and unrealized gain (loss) on investment transactions ..................................           (4.11)
                                                                                                         -------------------
Total from investment operations ....................................................................           (4.28)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period ......................................................................         $ 19.70
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................................................          (17.85)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................................               2
Ratio of operating expenses, net to average daily net assets (%) ....................................            2.80*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..............            3.23*
Ratio of net investment income (loss) to average daily net assets (%) ...............................           (1.88)*
Portfolio turnover rate (%) .........................................................................            40.6

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                       22 - Scudder Global Discovery Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (formerly known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.


                       23 - Scudder Global Discovery Fund

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $5,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not


                       24 - Scudder Global Discovery Fund
distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $135,928,874 and $174,772,325, respectively.

                               C. Related Parties

Management Agreement. Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 1998, the fee pursuant to the Agreement amounted to $3,960,160, of which $326,115 was unpaid at October 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's


                       25 - Scudder Global Discovery Fund
businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period April 16, 1998 through October 31, 1998, the Distribution Fee was as follows:

                                                           Fees Waived by            Unpaid at
          Distribution Fees         Total Aggregated             KDI              October 31, 1998
      --------------------------   ------------------   ---------------------  ---------------------
      Class B...................      $  11,237              $     790              $  10,447
      Class C...................          3,758                    922                  2,836
                                      ---------              ---------              ---------
                                      $  14,995              $   1,712              $  13,283
                                      =========              =========              =========

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period April 16, 1998 through October 31, 1998 aggregated $133,686, all of which was paid to other firms.


In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through October 31, 1998, the CDSC for Classes B and C aggregated $477 and $134, respectively.


Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through October 31, 1998, the Administrative Service Fee was as follows:

                                                              Fees Waived by            Unpaid at
       Administrative Service Fees     Total Aggregated             KDI              October 31, 1998
      -----------------------------   ------------------   ---------------------  ---------------------
      Class A......................       $   6,815              $   6,815              $      --
      Class B......................           3,745                  3,745                     --
      Class C......................           1,253                  1,253                     --
                                          ---------              ---------              ---------
                                          $  11,813              $  11,813              $      --
                                          =========              =========              =========


                       26 - Scudder Global Discovery Fund

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through October 31, 1998, the amount charged to Classes A, B and C by KSC aggregated $11,105, $7,875 and $3,086, respectively, of which $8,648 is unpaid at October 31, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 1998, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $734,090, of which $58,838 is unpaid at October 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 1998, the amount charged to the Scudder Shares by STC aggregated $200,043, of which $17,404 is unpaid at October 31, 1998.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $302,281, of which $57,863 is unpaid at October 31, 1998.

Directors Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, the Directors fees and expenses aggregated $57,103.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                       27 - Scudder Global Discovery Fund

                          E. Capital Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

                                                              Year ended                      Year ended
                                                           October 31, 1998                October 31, 1997
                                                    -----------------------------   -----------------------------
                                                        Shares        Dollars           Shares        Dollars
Shares sold

Scudder Shares .................................      6,972,104   $ 148,104,107       6,176,506   $ 129,503,033
Class A ........................................      2,260,575      46,546,836            --              --
Class B ........................................        309,368       6,651,125            --              --
Class C ........................................        117,930       2,538,686            --              --
                                                   ------------   -------------     -----------   -------------
                                                      9,659,977     203,840,754       6,176,506     129,503,033
                                                   ------------   -------------     -----------   -------------
Shares issued to shareholders in reinvestment of
   distributions

Scudder Shares .................................      1,514,636   $  29,399,080         829,650   $  16,335,810
Class A ........................................           --              --              --              --
Class B ........................................           --              --              --              --
Class C ........................................           --              --              --              --
                                                   ------------   -------------     -----------   -------------
                                                      1,514,636      29,399,080         829,650      16,335,810
                                                   ------------   -------------     -----------   -------------
Shares redeemed

Scudder Shares .................................     (8,999,114)  $(190,396,588)     (8,023,612)  $(167,423,822)
Class A ........................................     (1,688,347)    (34,483,052)           --              --
Class B ........................................        (19,209)       (386,029)           --              --
Class C ........................................         (6,650)       (132,763)           --              --
                                                   ------------   -------------     -----------   -------------
                                                    (10,713,320)   (225,398,432)     (8,023,612)   (167,423,822)
                                                   ------------   -------------     -----------   -------------
Net increase (decrease)

Scudder Shares .................................       (512,374)  $ (12,893,401)     (1,017,456)  $ (21,584,979)
Class A ........................................        572,228      12,063,784            --              --
Class B ........................................        290,159       6,265,096            --              --
Class C ........................................        111,280       2,405,923            --              --
                                                   ------------   -------------     -----------   -------------
                                                        461,293   $   7,841,402      (1,017,456)  $ (21,584,979)
                                                   ------------   -------------     -----------   -------------


                       28 - Scudder Global Discovery Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 23, 1998


                       29 - Scudder Global Discovery Fund

                                 Tax Information

The Scudder Shares paid distributions of $1.41 per share from net long-term capital gains during the year ended October 31, 1998, of which 89.4% represents 20% rate gains.

The Fund paid foreign taxes of $278,480 and earned $278,480 of foreign source income during the year ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.02 per share as foreign taxes paid and $.02 per share as income earned from foreign sources for the year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                       30 - Scudder Global Discovery Fund

                                    This Page
                                  intentionally
                                   left blank.



                       31 - Scudder Global Discovery Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.

                       32 - Scudder Global Discovery Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Global Discovery Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Global Discovery Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Global Discovery Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED OCTOBER 31, 1998
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Kemper Global Discovery Fund seeks above-average capital appreciation over the long-term by investing primarily in equity securities of small companies located throughout the world.

Kemper Global Discovery Fund is properly known as Global Discovery Fund.

KEMPER GLOBAL DISCOVERY FUND

     "... For the 12-month period, positive performance came from four areas: an emphasis on European peripheral countries, good U.S. stock selection, strong results from German and French companies, and a general avoidance of emerging markets. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
9
COUNTRY CONCENTRATIONS
10
LARGEST HOLDINGS
11
REPORT OF
INDEPENDENT ACCOUNTANTS
12
INVESTMENT PORTFOLIO
19
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
24
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE
--------------------------------------------------------------------------------
ABOUT YOUR REPORT
--------------------------------------------------------------------------------
KEMPER GLOBAL DISCOVERY FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE KEMPER CLASSES) AS OF APRIL 16, 1998. SHARES OF THE FUND OUTSTANDING AS OF APRIL 16, 1998 WERE REDESIGNATED SCUDDER SHARES (CLASS S SHARES). THE INCEPTION DATE OF CLASS S SHARES IS SEPTEMBER 10, 1991. ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER. CLASS S SHARES ARE GENERALLY NOT AVAILABLE TO NEW INVESTORS.
--------------------------------------------------------------------------------
GLOBAL DISCOVERY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED OCTOBER 31, 1998 (UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------
                                  [BAR GRAPH]

                                                                LIPPER GLOBAL SMALL CAP FUNDS CATEGORY
GLOBAL DISCOVERY FUND CLASS S                                                  AVERAGE*
-----------------------------                                   --------------------------------------
1.19                                                                            -10.15

--------------------------------------------------------------------------------
RETURNS ARE HISTORICAL FOR GLOBAL DISCOVERY FUND CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. KEMPER GLOBAL DISCOVERY FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED APRIL 16, 1998. FROM INCEPTION TO OCTOBER 31, 1998 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -17.51%, FOR CLASS B SHARES WAS -17.85% AND FOR CLASS C SHARES WAS -17.85. THE LIPPER GLOBAL SMALL CAP AVERAGE FOR CLASS A,B AND C SHARES FROM APRIL 16, 1998 THROUGH OCTOBER 31, 1998 WAS -21.80%.

--------------------------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------------------------
                                                        AS OF      AS OF
                                                       10/31/98   4/16/98
--------------------------------------------------------------------------------------------------
    GLOBAL DISCOVERY FUND
    CLASS A                                              $19.78    $23.98
--------------------------------------------------------------------------------------------------
    GLOBAL DISCOVERY FUND
    CLASS B                                              $19.70    $23.98
--------------------------------------------------------------------------------------------------
    GLOBAL DISCOVERY FUND
    CLASS C                                              $19.70    $23.98
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL DISCOVERY FUND LIPPER
RANKINGS AS OF 10/31/98*
--------------------------------------------------------------------------------
 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY

--------------------------------------------------------------------------------------------------
    1-YEAR                                                         #2 of
                                                                  32 funds
--------------------------------------------------------------------------------------------------
    3-YEAR                                                         #2 of
                                                                  23 funds
--------------------------------------------------------------------------------------------------
    5-YEAR                                                         #4 of
                                                                  14 funds
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKING INFORMATION IS FOR CLASS S SHARES.
--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED OCTOBER 31, 1998, GLOBAL DISCOVERY FUND PAID THE
FOLLOWING DIVIDENDS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                   GLOBAL
                                                                  DISCOVERY
                                                                    FUND
--------------------------------------------------------------------------------------------------
    INCOME DIVIDEND                                                 $0.64
--------------------------------------------------------------------------------------------------
    CAPITAL GAIN DISTRIBUTION                                       $1.41
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND INFORMATION IS FOR CLASS S SHARES.
--------------------------------------------------------------------------------

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[MORNINGSTAR EQUITY STYLE BOX]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER GLOBAL DISCOVERY FUND IN THE WORLD STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[MORAN PHOTO]

GERALD J. MORAN IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND IS THE LEAD PORTFOLIO MANAGER FOR KEMPER GLOBAL DISCOVERY FUND. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1991. MORAN HAS MORE THAN 30 YEARS OF INDUSTRY EXPERIENCE AND HAS WORKED EXCLUSIVELY WITH SMALL COMPANY STOCKS FOR THE LAST DECADE. HE RECEIVED A BACHELOR OF ARTS DEGREE FROM YALE IN 1961.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE FUND FIRST OFFERED KEMPER CLASSES ON APRIL 16, 1998. (PRIOR TO APRIL 16, 1998 THE FUND OPERATED AS SCUDDER GLOBAL DISCOVERY FUND (CLASS S SHARES)). THE PAST 12 MONTHS HAVE BEEN A CHALLENGING PERIOD FOR MOST SMALL-CAP INVESTORS. YET, KEMPER GLOBAL DISCOVERY FUND MANAGED TO RANK AMONG THE TOP 6 PERCENT OF 32 GLOBAL SMALL-CAP EQUITY FUNDS ACCORDING TO LIPPER ANALYTICAL SERVICES. THIS PERFORMANCE OUTDISTANCED ITS BENCHMARK AND THE MAJORITY OF ITS PEERS BY A SIGNIFICANT MARGIN DURING A DIFFICULT MARKET ENVIRONMENT. WE ASKED GERALD J. MORAN, LEAD PORTFOLIO MANAGER OF KEMPER GLOBAL DISCOVERY FUND, TO DISCUSS THE MARKET ENVIRONMENT AND THE FUND'S CURRENT INVESTMENT STRATEGY.

Q     HOW DID THE FUND CLASS S SHARES ("THE SHARES") PERFORM FOR THE 12-MONTH
PERIOD ENDED OCTOBER 31, 1998?

A     The shares returned 1.19 percent, which compares favorably to the weak performance of small-caps around the world for the fiscal year. This result surpassed by a meaningful margin the -4.50 percent return of our benchmark, the unmanaged Salomon Brothers World Equity Index-Extended Market Index, and the -10.15 percent average return of global small-cap equity funds according to Lipper Analytical Services for the same period.

Q     TO WHAT DO YOU ATTRIBUTE THIS FAVORABLE RELATIVE PERFORMANCE?

A     We have emphasized well-run, rapidly growing companies in the United
States and Europe, while maintaining nominal exposure to Asia, Latin America and Russia. Many of the fund's largest holdings performed well during this difficult period. We also made an effort to construct a concentrated portfolio so that our best ideas could have a meaningful impact on performance. This concentration reflects our emphasis on individual stock selection over "top down" investment decisions. With significant position sizes, control of individual security risk increases in importance. We accomplish this control through industry and market diversification and by knowing the business fundamentals affecting our companies. This approach helps to limit the volatility of our individual stock holdings on the portfolio as a whole.

  For the 12-month period, positive performance came from four areas: an emphasis on European peripheral countries, good U.S. stock selection, strong results from German and French companies, and a general avoidance of emerging markets.

--------------------------------------------------------------------------------
TOP RANKINGS FROM LIPPER
--------------------------------------------------------------------------------
RANKINGS FOR GLOBAL SMALL-CAP EQUITY FUNDS AS OF OCTOBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ONE-    THREE-    FIVE-
                       YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND
--------------------------------------------------------------------------------
                      TOP 6%   TOP 9%   TOP 29%
--------------------------------------------------------------------------------
    FUNDS IN
    CATEGORY:           32       23       14
--------------------------------------------------------------------------------

SOURCE: LIPPER ANALYTICAL SERVICES

RANKING INFORMATION IS FOR CLASS S SHARES.

THE FUND'S LONG-RUNNING RECORD OF SUPERIOR PERFORMANCE REMAINED INTACT, RANKING IT NEAR THE TOP OF ALL GLOBAL SMALL-CAP FUNDS FOR THE ONE-, THREE-, AND FIVE-YEAR PERIODS.

PERFORMANCE UPDATE


Q     YOUR FOCUS ON PERIPHERAL EUROPEAN COUNTRIES HAS BEEN A CONTINUING THEME
FOR THE FUND. IN WHICH COUNTRIES DID YOU INVEST?


A     Our peripheral country holdings include Ireland, Spain and Portugal. We have found a number of attractively priced companies with exceptional business fundamentals in these markets. Furthermore, these three markets benefited as each continued to prepare for the launch of a single European currency in January 1999. All three countries recently cut interest rates to bring their economies into alignment for monetary union, which has had a positive effect on overall economic growth. Lower rates have been good for many businesses and a number of our holdings have been beneficiaries of this environment. In Ireland, our continuing holdings in Bank of Ireland and Irish Life were strong performers. In Portugal, the food producer and retailer Jeronimo Martins also generated solid gains.

Q     IT WAS TOUGH SLEDDING FOR U.S. SMALL-CAPS, YET THE FUND'S U.S. HOLDINGS
PERFORMED RELATIVELY WELL. WHAT DROVE THIS OUTPERFORMANCE?

A     Again, our individual stock selection approach among U.S. holdings was very effective. While the Russell 2000 Index declined 11.54 percent on a total return basis, the fund's U.S. holdings held up relatively well, and closed the period essentially with a flat return. Small-caps were hurt by the "flight to quality" in the wake of the Russian devaluation and debt moratorium in August. However, our long-term U.S. small-cap holdings in Network Appliance and Vitesse Semiconductor continued to make important contributions to performance. Sepracor and Symbol Technologies were also big winners.

Q     HOLDINGS IN GERMANY AND FRANCE WERE IMPORTANT CONTRIBUTORS TO PERFORMANCE.
WHAT HELPED HERE?

A     In Germany, long-time holding Marschollek Lautenschlaeger und Partner
AG -- a rapidly growing services firm specializing in providing financial products and planning to German professionals -- continued to make an important contribution to portfolio returns. Pfeiffer Vacuum AG is another important position in Germany. Pfeiffer is a good example of the equity market opportunities available through developing stock markets such as the German Neuer Market. The company is a leading manufacturer of high performance vacuum pumps for a wide range of industrial applications. We acquired shares at the initial public offering more than a year ago, and the stock has been a terrific performer, up over 100% for the 12 months.

  In France, we added Altran Technologies, which has become our largest holding there and a top 10 fund holding. Altran, an outsourcing company, provides engineering and consulting services for aerospace, telecommunications and electronics companies. The company specializes in complex engineering tasks, including research and development functions.

--------------------------------------------------------------------------------
STOCK MARKET AND CURRENCY PERFORMANCE
--------------------------------------------------------------------------------
THE FOLLOWING CHART OFFERS A COMPARISON OF DIFFERENT MARKET RETURNS AND COMPARES THE CURRENCY VALUATION TO THE U.S. DOLLAR. FOR THE 12 MONTHS ENDED OCTOBER 31, 1998.
--------------------------------------------------------------------------------
                                  [BAR GRAPH]

--------------------------------------------------------------------------------
ITALY                                   34.8%                    3.2%
--------------------------------------------------------------------------------
FRANCE                                  29.1%                    3.6%
--------------------------------------------------------------------------------
GERMANY                                 23.3%                    3.9%
--------------------------------------------------------------------------------
U.S.                                    21.1%                    0.0%
--------------------------------------------------------------------------------
U.K.                                    11.2%                   -0.1%
--------------------------------------------------------------------------------
NETHERLANDS                              3.7%                    3.9%
--------------------------------------------------------------------------------
KOREA                                    3.2%                  -26.9%
--------------------------------------------------------------------------------
PHILIPPINES                              2.4%                  -12.3%
--------------------------------------------------------------------------------
HONG KONG                               -5.6%                   -0.2%
--------------------------------------------------------------------------------
MEXICO                                  -6.5%                  -16.5%
--------------------------------------------------------------------------------
TAIWAN                                 -10.7%                   -4.7%
--------------------------------------------------------------------------------
ARGENTINA                              -12.1%                    0.0%
--------------------------------------------------------------------------------
JAPAN                                  -17.7%                    3.2%
--------------------------------------------------------------------------------
SINGAPORE                              -21.2%                   -3.4%
--------------------------------------------------------------------------------
BRAZIL                                 -28.7%                   -7.6%
--------------------------------------------------------------------------------
THAILAND                               -35.7%                   11.6%
--------------------------------------------------------------------------------
MALAYSIA                               -41.5%                  -38.3%
--------------------------------------------------------------------------------
INDONESIA                              -51.3%                  -52.6%
--------------------------------------------------------------------------------

-  Percent change in stock market index (local)
-  Percent change in currency relative to U.S. dollar Source: Factset

PERFORMANCE UPDATE

Q     WHAT HELD BACK PERFORMANCE OVER THE PERIOD?

A     Our holdings in Japan declined over the 12 months. We eliminated most of our positions there, including finance companies Nichiei and Shohkoh Fund, whose customer base of small- and mid-size firms will likely be impacted by the dismal economic environment. In addition, we had small positions in Hungary and Israel, which were affected by the overall declines in the emerging markets. In Hungary, Richter Gedeon, a leading drug manufacturer, was severely impacted because the majority of their sales were made to former Soviet satellite countries. Central European Media, a U.K. company operating in eastern Europe, was the worst performer for the period as the advertising revenue growth from the company's TV and radio franchises did not live up to expectations.

Q     WITH A SLOWDOWN IN GLOBAL ECONOMIC GROWTH NOW EVIDENT, WHERE DO YOU SEE
ATTRACTIVE OPPORTUNITIES?

A     We are still enthusiastic about Europe, which continues to provide fertile ground for many growing and dynamic small companies. European monetary union is bringing about significant changes as many companies adapt to cross border competition. We have already seen some benefit from this major economic transition and expect to see more in 1999. From a valuation standpoint, many European small-caps trade at very attractive multiples compared to small-caps in other world markets. In managing the portfolio, we intend to continue with our disciplined approach to selecting individual stocks with niche leadership in their respective markets, while seeking to take advantage of changing business environments conducive to corporate growth in shareholder earnings.

--------------------------------------------------------------------------------
TERMS TO KNOW

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt such a decline in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on balance sheets and income statements. Distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock, fundamental research is based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (Shares X Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

PRICE/EARNINGS RATIO (P/E) (ALSO "EARNINGS MULTIPLE") A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies and cronyism may distort the business environment.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC.; BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                    LIFE OF CLASS**   1-YEAR   5-YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND
    CLASS A                             -22.26        -4.77     7.35        9.80       (since 9/10/91)
----------------------------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND
    CLASS B                             -20.31        -2.39     8.31       10.66       (since 9/10/91)
----------------------------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND
    CLASS C                             -18.68         0.63     8.54       10.66       (since 9/10/91)
----------------------------------------------------------------------------------------------------------

KEMPER GLOBAL DISCOVERY FUND CLASS A


                                  [LINE GRAPH]

                                                                KEMPER GLOBAL DISCOVERY FUND      SALOMON BROTHERS WORLD EQUITY
                                                                          CLASS A(1)                            INDEX+
                                                                ----------------------------      -----------------------------
9/10/91                                                                    9427.00                           10149.00
                                                                           9584.00                           10295.00
                                                                           9757.00                            9861.00
                                                                           9828.00                            9945.00
                                                                          10119.00                            9843.00
                                                                           9631.00                           10257.00
                                                                           9750.00                           11254.00
                                                                          10853.00                           11927.00
                                                                          11469.00                           12710.00
9/30/93                                                                   12571.00                           12590.00
                                                                          13472.00                           12970.00
                                                                          12902.00                           13044.00
                                                                          12666.00                           13357.00
                                                                          13081.00                           12988.00
                                                                          12438.00                           13353.00
                                                                          12143.00                           13898.00
                                                                          13348.00                           14838.00
                                                                          14765.00                           15162.00
                                                                          14657.00                           15087.00
3/31/96                                                                   15660.00                           16861.00
                                                                          17079.00                           16643.00
                                                                          17427.00                           16641.00
                                                                          17804.00                           17062.00
                                                                          17018.00                           16558.00
                                                                          19142.00                           16423.00
                                                                          20213.00                           19579.00
                                                                          19571.00                           18494.00
                                                                          22974.00                           20905.00
                                                                          22708.00                           20418.00
                                                                          18920.00                           16901.00
10/31/98                                                                  19512.00                           17935.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. ON APRIL 16, 1998, THE FUND OFFERED AN ADDITIONAL THREE CLASSES OF SHARES, NAMELY THE CLASS A, B AND C SHARES DESCRIBED HEREIN. PRIOR TO THAT DATE, THE FUND CONSISTED OF ONE CLASS OF SHARES WHICH, ON THAT DATE, WERE RE-DESIGNATED AS CLASS S SHARES OF THE FUND. RETURNS SHOWN FOR CLASS A, B AND C SHARES FOR THE PERIODS PRIOR TO THEIR INCEPTION ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS S SHARES OF GLOBAL DISCOVERY FUND DURING SUCH PERIODS AND HAVE BEEN ADJUSTED TO REFLECT THE CURRENT MAXIMUM 5.75% INITIAL SALES CHARGE FOR CLASS A SHARES OR THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC), IF ANY, CURRENTLY APPLICABLE TO CLASS B AND C SHARES. CLASS S SHARES HAVE NO SALES CHARGES, RULE 12B-1 FEES, OR ADMINISTRATIVE SERVICE FEES (ASF). CLASS B SHARE PERFORMANCE IS ADJUSTED FOR THE APPLICABLE CDSC, WHICH IS 4% WITHIN THE FIRST YEAR AFTER PURCHASE, DECLINING TO 0% AFTER SIX YEARS. CLASS C SHARE PERFORMANCE IS ADJUSTED FOR A CDSC, WHICH IS 1% WITHIN THE FIRST YEAR AFTER PURCHASE. THE PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT RULE 12B-1 FEES OF .75%, WHICH ARE APPLICABLE TO EACH OF CLASS B AND C SHARES, AND ASF OF UP TO .25%, WHICH ARE APPLICABLE TO EACH OF CLASS A, B AND C SHARES FROM THE DATE OF EACH SUCH CLASS'S INCEPTION. THE RULE 12B-1 FEES AND ASF APPLICABLE TO THE RESPECTIVE CLASSES OF SHARES OF THE FUND WILL AFFECT PERFORMANCE. CLASS S SHARES ARE SUBJECT TO CERTAIN OTHER, OR DIFFERENT LEVELS OF, EXPENSES THAN CLASSES A, B, AND C. THE EXPENSES APPLICABLE TO CLASS S HAVE BEEN REFLECTED IN THE PERFORMANCE PRESENTED. THE DIFFERENCE IN EXPENSES WILL AFFECT PERFORMANCE. IF THE ADVISER HAD NOT MAINTAINED EXPENSES, THE TOTAL RETURN FOR THE FIVE YEAR AND LIFE OF FUND PERIODS WOULD HAVE BEEN LOWER. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS.

**CLASS A, B AND C SHARES WERE INITIALLY OFFERED ON APRIL 16, 1998. RETURNS FOR THIS PERIOD ARE TOTAL RETURN NOT AVERAGE ANNUAL TOTAL RETURN.

(1)PERFORMANCE IS FOR CLASS S SHARES OF GLOBAL DISCOVERY FUND AND HAS BEEN ADJUSTED TO REFLECT THE CURRENT, MAXIMUM 5.75% INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES OF THE FUND. CLASS B AND C SHARES OF THE FUND, THE PERFORMANCE OF EACH OF WHICH IS NOT INCLUDED IN THE GRAPH, IS EACH SUBJECT TO RULE 12-B-1 FEES AND A CDSC OF 4% WITHIN THE FIRST YEAR AFTER PURCHASE, DECLINING TO 0% AFTER SIX YEARS, FOR CLASS B SHARES AND 1% WITHIN THE FIRST YEAR OF PURCHASE FOR CLASS C SHARES, WHICH WOULD AFFECT PERFORMANCE.

THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND, INCLUDING RISKS RELATED TO FOREIGN INVESTMENTS AND TO A NON-DIVERSIFIED INVESTMENT COMPANY, ARE DISCUSSED IN THE PROSPECTUS. RISKS ASSOCIATED WITH FOREIGN SECURITIES, INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, MAY AFFECT YOUR INVESTMENT. AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST MORE THAN 5 PERCENT OF ITS ASSETS IN THE SECURITIES OF A PARTICULAR FOREIGN GOVERNMENT.

+THE SALOMON BROTHERS WORLD EQUITY EXTENDED MARKET INDEX IS AN UNMANAGED SMALL CAPITALIZATION EQUITY INDEX COMPILED FROM A UNIVERSE OF 22 COUNTRIES. INDEX RETURNS ASSUME DIVIDENDS REINVESTED NET OF WITHHOLDING TAX AND, UNLIKE FUND RETURNS, DO NOT REFLECT FEES OR EXPENSES.

COUNTRY CONCENTRATIONS
--------------------------------------------------------------------------------
GEOGRAPHIC COMPOSITION OF GLOBAL DISCOVERY FUND
Based on total common stocks as of October 31, 1998
--------------------------------------------------------------------------------
                                  [BAR GRAPH]

--------------------------------------------------------------------------------
UNITED STATES                                45%
--------------------------------------------------------------------------------
UNITED KINGDOM                               12%
--------------------------------------------------------------------------------
IRELAND                                      10%
--------------------------------------------------------------------------------
PORTUGAL                                      5%
--------------------------------------------------------------------------------
GERMANY                                       4%
--------------------------------------------------------------------------------
NETHERLANDS                                   4%
--------------------------------------------------------------------------------
FRANCE                                        3%
--------------------------------------------------------------------------------
ITALY                                         3%
--------------------------------------------------------------------------------
SWITZERLAND                                   3%
--------------------------------------------------------------------------------
SPAIN                                         2%
--------------------------------------------------------------------------------
OTHER                                         9%
--------------------------------------------------------------------------------

*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER GLOBAL DISCOVERY FUND'S TOP 20 HOLDINGS*

Representing 53.3 percent of the fund's equity holdings on October 31, 1998

-------------------------------------------------------------------------------------------------------
                    HOLDING                                                  COUNTRY            PERCENT
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

1.          NETWORK APPLIANCE, INC.                                      United States             6.1%
-------------------------------------------------------------------------------------------------------

2.          SERCO GROUP PLC                                              United Kingdom            4.1%
-------------------------------------------------------------------------------------------------------

3.          BANK OF IRELAND PLC                                          Ireland                   3.8%
-------------------------------------------------------------------------------------------------------

4.          STERLING COMMERCE, INC.                                      United States             3.6%
-------------------------------------------------------------------------------------------------------

5.          VITESSE SEMICONDUCTOR CORP.                                  United States             3.4%
-------------------------------------------------------------------------------------------------------

6.          PROVIDENT FINANCIAL PLC                                      United Kingdom            2.8%
-------------------------------------------------------------------------------------------------------

7.          FISERV INC.                                                  United States             2.8%
-------------------------------------------------------------------------------------------------------

8.          TELECEL-COMUNICACOES PESSOAIS, S.A.                          Portugal                  2.7%
-------------------------------------------------------------------------------------------------------

9.          BILLING CONCEPTS CORP.                                       United States             2.5%
-------------------------------------------------------------------------------------------------------

10.         ALTRAN TECHNOLOGIES, S.A.                                    France                    2.5%
-------------------------------------------------------------------------------------------------------

11.         AXOGEN LTD.                                                  United States             2.3%
-------------------------------------------------------------------------------------------------------

12.         JERONIMO MARTINS S.A.                                        Portugal                  2.1%
-------------------------------------------------------------------------------------------------------

13.         S & P MID-CAP 400 DEPOSITARY RECEIPTS                        United States             2.1%
-------------------------------------------------------------------------------------------------------

14.         MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG                   Germany                   2.0%
-------------------------------------------------------------------------------------------------------

15.         VISX INC.                                                    United States             2.0%
-------------------------------------------------------------------------------------------------------

16.         IHC CALAND NV                                                Netherlands               2.0%
-------------------------------------------------------------------------------------------------------

17.         SYMBOL TECHNOLOGIES INC.                                     United States             1.7%
-------------------------------------------------------------------------------------------------------

18.         TOTAL RENAL CARE HOLDINGS, INC.                              United States             1.7%
-------------------------------------------------------------------------------------------------------

19.         IDX SYSTEMS CORP.                                            United States             1.6%
-------------------------------------------------------------------------------------------------------

20.         SEPRACOR, INC.                                               United States             1.5%
-------------------------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC.
 AND TO THE SHAREHOLDERS OF GLOBAL DISCOVERY FUND

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                          PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          December 23, 1998

INVESTMENT PORTFOLIO

KEMPER GLOBAL DISCOVERY FUND
Investment Portfolio as of October 31, 1998

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL       MARKET
         REPURCHASE AGREEMENTS--9.6%                                                       AMOUNT ($)    VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement with Donaldson, Lufkin
                                               & Jenrette dated 10/30/1998 at 5.4% to be
                                               repurchased at $31,945,369 on 11/2/1998,
                                               collateralized by a $31,153,000 U.S.
                                               Treasury Bond, 3.375%, 1/15/2007 (Cost
                                               $31,931,000)                                31,931,000     31,931,000
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--90.4%                                                                     SHARES
    AUSTRALIA--0.1%                          CI Technologies Group Ltd.
                                               (DEVELOPER OF PROCESS MONITORING
                                               AND INDUSTRIAL AUTOMATION SOFTWARE)           111,400         242,991
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    AUSTRIA--1.0%                            Eybl International AG*
                                               (PRODUCER OF TEXTILES FOR AUTOMOBILES SOLD
                                               WORLDWIDE)                                     13,700         317,443
                                             Schoeller Bleckmann Oilfield Equipment AG
                                               (MANUFACTURER OF COMPONENTS FOR OIL AND
                                               GAS DRILLING EQUIPMENT)                        17,000       1,123,364
                                             Topcall International AG
                                               (MANUFACTURER OF ELECTRONIC MESSAGING
                                               SYSTEMS)                                        5,800       1,861,575
                                             ---------------------------------------------------------------------------
                                                                                                           3,302,382
------------------------------------------------------------------------------------------------------------------------
    CANADA--0.1%                             StressGen Biotechnologies Corp. "A"*
                                               (DEVELOPER OF PRODUCTS FOR TREATMENT OF
                                               CANCER AND CERTAIN INFECTIOUS DISEASES)       205,000         212,573
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CROATIA--0.7%                            Pliva D.D. (GDR)
                                               (PHARMACEUTICAL COMPANY)                      159,800       2,349,060
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CZECH REPUBLIC--0.4%                     Central European Media Enterprises Ltd. "A"*
                                               (OWNER AND OPERATOR OF NATIONAL AND
                                               REGIONAL PRIVATE COMMERCIAL TELEVISION
                                               STATIONS IN CENTRAL EUROPE AND GERMANY)       243,300       1,551,038
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FINLAND--0.5%                            JOT Automation Group Oyj*
                                               (DEVELOPER AND MANUFACTURER OF HIGH
                                               TECHNOLOGY PRODUCTION AUTOMATION SYSTEMS
                                               AND EQUIPMENT)                                 39,600         966,908
                                             KCI Konecrones International Oyj
                                               (MANUFACTURER OF ELEVATORS)                     9,500         413,002
                                             Sponda Oyj*
                                               (OWNER AND MANAGER OF COMMERCIAL RENTAL
                                               PROPERTIES)                                    28,900         192,189
                                             ---------------------------------------------------------------------------
                                                                                                           1,572,099

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    FRANCE--3.1%                             Altran Technologies, SA
                                               (ENGINEERING AND CONSULTING SERVICES FOR
                                               AEROSPACE, TELECOMMUNICATION AND
                                               ELECTRONICS FIELDS)                            37,993       7,432,447
                                             Dassault Systemes SA
                                               (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                               ENGINEERING SOFTWARE)                          42,691       1,628,812
                                             Leon de Bruxelles SA
                                               (OPERATOR OF LOW COST FAMILY RESTAURANTS)      10,257         830,676
                                             Penauille Polyservices SA
                                               (INDUSTRIAL CLEANING AND SECURITY
                                               SERVICES)                                       1,460         341,582
                                             ---------------------------------------------------------------------------
                                                                                                          10,233,517
------------------------------------------------------------------------------------------------------------------------
    GERMANY--3.7%                            Hawesko Holding AG*
                                               (MARKETER OF WINES, LIQUEURS AND RELATED
                                               PRODUCTS)                                      34,488       1,748,863
                                             Kamps AG*
                                               (PRODUCER AND DISTRIBUTOR OF BAKED GOODS)      17,256         783,369
                                             Marschollek Lautenschlaeger und Partner AG
                                               (pfd)
                                               (LEADING INDEPENDENT LIFE INSURANCE
                                               COMPANY)                                       11,800       6,019,318
                                             MobilCom AG
                                               (PROVIDER OF MOBILE TELEPHONE SERVICES)         5,979       1,736,130
                                             Pfeiffer Vacuum Technology AG (ADR)*
                                               (MANUFACTURER OF VARIOUS PUMPS AND VACUUM
                                               SYSTEMS)                                       43,999       2,084,453
                                             ---------------------------------------------------------------------------
                                                                                                          12,372,133
------------------------------------------------------------------------------------------------------------------------
    GREECE--0.4%                             STET Hellas Telecommunications S.A. (ADR)*
                                               (PROVIDER OF MOBILE TELECOMMUNICATION
                                               SERVICES)                                      58,221       1,528,301
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    HUNGARY--0.7%                            OTP Bank Rt (GDR)
                                               (COMMERCIAL BANK)                              23,300         844,629
                                             Richter Gedeon Rt
                                               (PHARMACEUTICAL COMPANY)                       26,200         865,334
                                             Richter Gedeon Rt (GDR)                          19,800         663,300
                                             ---------------------------------------------------------------------------
                                                                                                           2,373,263

INVESTMENT PORTFOLIO


                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
    IRELAND--9.2%                            Bank of Ireland PLC
                                               (BANK)                                        611,468      11,300,388
                                             ESAT Telecom Group PLC (ADR)*
                                               (PROVIDER OF TELECOMMUNICATION SERVICES IN
                                               THE REPUBLIC OF IRELAND)                      111,800       3,381,950
                                             Green Property PLC
                                               (CONDUCTOR OF OPERATIONS IN PROPERTY
                                               DEVELOPMENT, INVESTMENT AND TRADING)          354,880       1,856,356
                                             Irish Continental Group PLC
                                               (TRANSPORTER OF PASSENGERS, FREIGHT AND
                                               CONTAINERS BETWEEN IRELAND THE U.K. AND
                                               THE CONTINENT)                                211,555       2,479,320
                                             Irish Life PLC
                                               (PROVIDER OF LIFE AND DISABILITY INSURANCE
                                               AND PENSIONS)                                 437,310       3,876,646
                                             Irish Permanent PLC
                                               (RETAIL FINANCIAL SERVICES GROUP)             182,152       2,613,678
                                             Jury's Hotel Group PLC
                                               (HOTEL OPERATOR)                              501,255       3,765,680
                                             Ryan Hotels PLC
                                               (OWNER AND OPERATOR OF HOTEL CHAIN)         1,213,200       1,148,385
                                             ---------------------------------------------------------------------------
                                                                                                          30,422,403
------------------------------------------------------------------------------------------------------------------------
    ISRAEL--0.6%                             Check Point Software Technologies Ltd.*
                                               (DEVELOPER AND MARKETER OF MANAGEMENT
                                               SOLUTIONS FOR ACTIVE NETWORKS)                 65,000       1,478,750
                                             ESC Medical Systems Ltd.*
                                               (PRODUCER OF DEVICES FOR NON-INVASIVE
                                               TREATMENT OF BENIGN VASCULAR LESIONS)          44,100         358,313
                                             ---------------------------------------------------------------------------
                                                                                                           1,837,063
------------------------------------------------------------------------------------------------------------------------
    ITALY--2.6%                              Aeroporti di Roma SpA
                                               (MANAGEMENT OF FIUMICINO AND CIAMPINO
                                               AIRPORTS)                                     631,600       3,950,029
                                             Bulgari SpA
                                               (MANUFACTURER AND RETAILER OF FINE
                                               JEWELRY, LUXURY WATCHES AND PERFUMES)         444,800       2,437,112
                                             Safilo Azionaria Fabbrica Lavorazione
                                               Occhiali SpA
                                               (MANUFACTURER OF FRAMES FOR GLASSES)          518,000       2,307,209
                                             ---------------------------------------------------------------------------
                                                                                                           8,694,350
------------------------------------------------------------------------------------------------------------------------
    JAPAN--0.9%                              Riso Kagaku Corp.
                                               (MANUFACTURER OF COPYING MACHINES)             50,900       2,864,218
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    LUXEMBOURG--1.3%                         Millicom International Cellular S.A.*
                                               (DEVELOPER AND OPERATOR OF CELLULAR
                                               TELEPHONE NETWORKS)                           127,400       4,251,975
                                             ---------------------------------------------------------------------------

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--3.3%                        De Telegraaf Holding NV
                                               (LEADING PUBLISHER OF NEWSPAPERS,
                                               MAGAZINES AND BOOKS)                           69,600       1,758,347
                                             Equant NV*
                                               (PROVIDER OF INTERNATIONAL DATA NETWORK
                                               SERVICES)                                      38,500       1,668,460
                                             IHC Caland NV
                                               (DREDGING AND OFFSHORE SERVICES)              129,000       5,834,448
                                             Tas Groep NV*
                                               (SOFTWARE DEVELOPER)                          346,000       1,574,158
                                             ---------------------------------------------------------------------------
                                                                                                          10,835,413
------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--0.3%                        International Container Terminal Services,
                                               Inc.
                                               (CONTAINERIZED CARGO HANDLING FIRM)         15,415,650      1,031,530
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    POLAND--0.4%                             Pioneer Poland Fund
                                               (CLOSED-END INVESTMENT COMPANY) (B)(C)              3       1,250,332
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    PORTUGAL--4.4%                           Jeronimo Martins SA
                                               (FOOD PRODUCER AND RETAILER)                  145,525       6,303,528
                                             Telecel-Comunicacoes Pessoais, S.A.*
                                               (CELLULAR COMMUNICATION SERVICES)              44,366       8,172,650
                                             ---------------------------------------------------------------------------
                                                                                                          14,476,178
------------------------------------------------------------------------------------------------------------------------
    SPAIN--1.4%                              Aldeasa SA
                                               (OPERATOR OF AIRPORT DUTY-FREE SHOPS)          49,500       1,686,781
                                             Tele Pizza, SA*
                                               (OPERATOR OF FAST FOOD RESTAURANTS)           384,000       3,135,028
                                             ---------------------------------------------------------------------------
                                                                                                           4,821,809
------------------------------------------------------------------------------------------------------------------------
    SWEDEN--0.8%                             Kinnevik AB "B"
                                               (DIVERSIFIED HOLDING COMPANY)                  53,200       1,378,132
                                             OM Gruppen AB
                                               (OPERATOR OF EXCHANGES AND CLEARING
                                               ORGANIZATIONS)                                 75,700       1,155,236
                                             ---------------------------------------------------------------------------
                                                                                                           2,533,368
------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--2.4%                        Gretag Imaging Group*
                                               (MANUFACTURER OF IMAGE PROCESSING
                                               EQUIPMENT AND SYSTEMS)                         25,431       2,307,815
                                             Kuoni Reisen AG (REGISTERED)
                                               (TRAVEL AGENCY)                                 1,067       3,810,152
                                             Lindt & Spruengli AG
                                               (MANUFACTURER OF CHOCOLATE AND
                                               CONFECTIONERY PRODUCTS)                            37          88,583
                                             Phoenix Meccano AG (Bearer)
                                               (MANUFACTURER OF HOUSINGS AND COMPONENTS
                                               FOR COMPUTERS)                                  3,537       1,904,980
                                             ---------------------------------------------------------------------------
                                                                                                           8,111,530

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--11.2%                    ARM Holdings PLC*
                                               (PRODUCER OF RISC MICROPROCESSORS,
                                               TECHNOLOGY AND SOFTWARE)                       30,600         458,431
                                             Aegis Group PLC
                                               (INDEPENDENT MEDIA SERVICES GROUP)            532,187         824,016
                                             Computacenter PLC
                                               (INFORMATION TECHNOLOGY SERVICES)              61,345         472,353
                                             Expro International Group PLC
                                               (PROVIDER OF OILFIELD SERVICES)               438,900       2,402,387
                                             Games Workshop Group PLC
                                               (MANUFACTURER OF TABLE TOP WAR GAME
                                               SYSTEMS AND MINIATURES)                       163,000       1,514,294
                                             ICON PLC (ADR)*
                                               (PHARMACEUTICAL AND BIOTECHNOLOGICAL
                                               RESEARCH AND DEVELOPMENT SERVICES)             45,000       1,260,000
                                             ITNET PLC*
                                               (SUPPLIER OF BUSINESS PROCESS MANAGEMENT
                                               SERVICES)                                     104,122         732,018
                                             Matalan PLC*
                                               (CLOTHING RETAILER)                           256,786       1,203,536
                                             New Look Group PLC*
                                               (RETAILER OF WOMENSWEAR)                      755,371       1,808,115
                                             Provident Financial PLC
                                               (PERSONAL FINANCE GROUP)                      561,192       8,459,114
                                             RM PLC
                                               (INFORMATION TECHNOLOGY SOLUTIONS TO
                                               EDUCATIONAL MARKETS)                          677,500       4,110,996
                                             Regent Inns PLC
                                               (OWNER AND OPERATOR OF HOTELS AND
                                               RESTAURANTS)                                  617,262       1,255,381
                                             Serco Group PLC*
                                               (FACILITIES MANAGEMENT COMPANY)               703,700      12,250,409
                                             Taylor Nelson Sofres PLC*
                                               (MARKET RESEARCH COMPANY)                     300,062         439,490
                                             ---------------------------------------------------------------------------
                                                                                                          37,190,540
------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--40.9%                     Access Health, Inc.*
                                               (PERSONAL HEALTH MANAGEMENT SERVICES)          48,500       1,739,938
                                             Aptargroup, Inc.
                                               (MANUFACTURER OF PACKAGING EQUIPMENT
                                               COMPONENTS)                                   118,200       3,161,842
                                             Axogen Elan Corp. (ADR)*
                                               (FUTURE DEVELOPMENT OF THERAPEUTIC
                                               PRODUCTS FOR TREATMENT OF NEUROLOGICAL
                                               DISORDERS)                                    106,100       6,843,450
                                             Barrett Resources Corp.*
                                               (OIL AND GAS EXPLORATION AND PRODUCTION)       64,600       1,522,138
                                             Billing Concepts Corp.
                                               (BILLING AND INFORMATION MANAGEMENT
                                               SERVICES)                                     538,300       7,603,488
                                             Black Box Corp.*
                                               (MANUFACTURER OF WIDE AREA NETWORKING
                                               PRODUCTS, DIRECT MARKETER OF COMPUTER
                                               PRODUCTS)                                      39,000       1,301,625
                                             CNF Transportation, Inc.
                                               (PROVIDER OF TRUCKING AND AIR FREIGHT)         95,700       2,894,925
                                             Cintas Corp.
                                               (UNIFORM RENTALS)                              62,200       3,327,700
                                             Concentra Managed Care, Inc.*
                                               (PROVIDER OF INTEGRATED WORKERS'
                                               COMPENSATION MANAGED CARE)                    148,100       1,518,025

INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                                             Concord EFS, Inc.*
                                               (ELECTRONIC TRANSACTION AUTHORIZATION,
                                               PROCESSING, SETTLEMENT AND TRANSFER
                                               SERVICES)                                     108,500       3,092,250
                                             Dallas Semiconductor Corp.
                                               (MANUFACTURER OF SILICON INTEGRATED
                                               CIRCUITS AND SUBSYSTEMS)                       36,400       1,346,800
                                             Eagle USA Airfreight, Inc.*
                                               (AIRFREIGHT FORWARDING SERVICES)               14,500         185,781
                                             Fiserv Inc.*
                                               (DATA PROCESSING SERVICES)                    181,162       8,424,033
                                             G & K Services, Inc. "A"
                                               (UNIFORM RENTALS)                              52,100       2,383,575
                                             Harveys Casino Resorts
                                               (OWNER AND OPERATOR OF HOTEL/CASINO
                                               PROPERTIES)                                   115,300       2,932,944
                                             Healthcare Recoveries, Inc.*
                                               (PROVIDER OF RECOVERY SERVICES FOR PRIVATE
                                               HEALTHCARE PAYORS)                             17,300         175,163
                                             IDX Systems Corp.*
                                               (PROVIDER OF HEALTH CARE INFORMATION
                                               SYSTEMS TO PHYSICIAN GROUPS AND ACADEMIC
                                               MEDICAL CENTERS)                              109,500       4,640,063
                                             MBIA, Inc.
                                               (INSURER OF MUNICIPAL BONDS)                   43,852       2,680,454
                                             Mercury Computer Systems, Inc.*
                                               (MANUFACTURER OF DIGITAL SIGNAL PROCESSING
                                               COMPUTER SYSTEMS)                               4,700          82,838
                                             Network Appliance, Inc.*
                                               (DESIGNER AND MANUFACTURER OF NETWORK DATA
                                               STORAGE DEVICES)                              331,600      18,155,100
                                             North Fork Bancorporation, Inc.
                                               (COMMERCIAL AND SAVINGS BANK HOLDING
                                               COMPANY)                                       15,900         316,013
                                             Quintiles Transnational Corp.*
                                               (PROVIDES FULL-SERVICE CONTRACT RESEARCH,
                                               SALES AND MARKETING SERVICES TO THE
                                               WORLDWIDE PHARMACEUTICAL, BIOTECHNOLOGY
                                               AND MEDICAL DEVICE INDUSTRIES)                 21,900         990,975
                                             S & P Mid-Cap 400 Depository Receipts
                                               (SECURITY THAT REPRESENTS OWNERSHIP IN THE
                                               MID-CAP SPDR TRUST)                            95,800       6,185,088
                                             Sepracor, Inc.*
                                               (DEVELOPER OF ENHANCED FORMS OF EXISTING
                                               PHARMACEUTICALS)                               64,700       4,440,038
                                             Sola International, Inc.*
                                               (MANUFACTURER OF PLASTIC EYEGLASS LENSES)     210,200       4,033,213
                                             Sterling Commerce, Inc.*
                                               (PRODUCER OF ELECTRONIC DATA INTERCHANGE
                                               PRODUCTS AND SERVICES)                        307,934      10,854,674
                                             Symbol Technologies Inc.
                                               (MANUFACTURER OF BAR CODE LASER SCANNERS)     111,600       4,994,100
                                             Tiffany & Co.
                                               (RETAILER OF JEWELRY AND GIFT ITEMS)          125,400       4,051,988
                                             Total Renal Care Holdings, Inc.*
                                               (DIALYSIS SERVICES FOR TREATMENT OF
                                               CHRONIC KIDNEY FAILURE)                       201,799       4,944,076
                                             VISX, Inc.*
                                               (DEVELOPER OF LASER TECHNOLOGIES AND
                                               SYSTEMS FOR VISION CORRECTION)                117,800       5,904,725

INVESTMENT PORTFOLIO

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------
                                             Vincam Group, Inc.*
                                               (PROVIDER OF SOLUTIONS TO COMPLEXITIES AND
                                               COSTS OF EMPLOYMENT AND PERSONNEL)             30,000         474,375
                                             Vitesse Semiconductor Corp.*
                                               (MANUFACTURER OF DIGITAL INTEGRATED
                                               CIRCUITS)                                     319,000      10,287,750
                                             Wackenhut Corrections Corp.*
                                               (MANAGER OF PRIVATIZED CORRECTIONAL AND
                                               DETENTION FACILITIES)                          89,800       2,205,713
                                             Wesley Jessen VisionCare, Inc.*
                                               (MANUFACTURER OF SOFT CONTACT LENSES)          85,100       1,521,163
                                             Wisconsin Central Transportation Corp.*
                                               (OPERATOR OF REGIONAL FREIGHT RAILROAD)        45,700         691,213
                                             ---------------------------------------------------------------------------
                                                                                                         135,907,236
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $209,541,090)                                         299,965,302
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $241,472,090)(a)                                      331,896,302
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $245,698,479. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $86,197,823. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $112,778,559 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $26,580,736.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,250,332 (.38% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $1,477,500.

(c) Market value and cost reflect full payment. The remaining installments which total $369,375 will be payable upon thirty days prior notice from Pioneering Management Limited.

 *  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

as of October 31, 1998

----------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------
Investments, at market (identified cost $241,472,090)           $331,896,302
----------------------------------------------------------------------------
Cash                                                                     269
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,692,618
----------------------------------------------------------------------------
Dividends and interest receivable                                    102,368
----------------------------------------------------------------------------
Foreign taxes recoverable                                             77,263
----------------------------------------------------------------------------
Other assets                                                          18,704
----------------------------------------------------------------------------
TOTAL ASSETS                                                     333,787,524
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                  2,228,334
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,890,052
----------------------------------------------------------------------------
Accrued management fee                                               326,115
----------------------------------------------------------------------------
Other payables and accrued expenses                                  614,082
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  5,058,583
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $328,728,941
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income      (4,219,149)
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on:
  Investments                                                     90,424,212
----------------------------------------------------------------------------
  Foreign currency related transactions                                3,896
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (5,310,945)
----------------------------------------------------------------------------
Paid-in capital                                                  247,830,927
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $328,728,941
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($11,317,146/572,228 shares of outstanding shares of
  beneficial interest,
  $.01 par value, unlimited number of shares authorized)              $19.78
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $19.78)              $20.99
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($5,715,337/290,159 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)              $19.70
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($2,192,509/111,280 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)              $19.70
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($309,503,949/15,622,534 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)              $19.81
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1998

--------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $278,480)         $2,978,015
--------------------------------------------------------------------------
  Interest                                                       1,317,528
--------------------------------------------------------------------------
                                                                 4,295,543
--------------------------------------------------------------------------
Expenses:
  Management fee                                                 3,960,160
--------------------------------------------------------------------------
  Services to shareholders                                       1,099,979
--------------------------------------------------------------------------
  Custodian and accounting fees                                    510,424
--------------------------------------------------------------------------
  Distribution fees                                                 14,995
--------------------------------------------------------------------------
  Administrative service fees                                       11,813
--------------------------------------------------------------------------
  Directors' fees and expenses                                      57,103
--------------------------------------------------------------------------
  Reports to shareholders                                          107,316
--------------------------------------------------------------------------
  Auditing                                                          86,753
--------------------------------------------------------------------------
  Legal                                                             30,107
--------------------------------------------------------------------------
  Registration fees                                                 73,063
--------------------------------------------------------------------------
  Other                                                             31,516
--------------------------------------------------------------------------
  Total expenses before reductions                               5,983,229
--------------------------------------------------------------------------
  Expense reductions                                               (13,525)
--------------------------------------------------------------------------
  Expenses, net                                                  5,969,704
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (1,674,161)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                    2,152,524
--------------------------------------------------------------------------
  Foreign currency related transactions                            (42,492)
--------------------------------------------------------------------------
                                                                 2,110,032
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    2,923,009
--------------------------------------------------------------------------
  Foreign currency related transactions                             17,051
--------------------------------------------------------------------------
                                                                 2,940,060
--------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       5,050,092
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $3,375,931
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED OCTOBER 31,
                                                                --------------------------------------
                                                                    1998                     1997
------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                  $  (1,674,161)           $  (2,090,766)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions             2,110,032               26,874,290
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on
  investment transactions during the period                         2,940,060               12,247,359
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                        3,375,931               37,030,883
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S                                 (9,815,437)              (2,252,537)
------------------------------------------------------------------------------------------------------
  Net realized gains -- Class S                                   (21,794,909)             (14,901,393)
------------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       203,840,754              129,503,033
------------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                    29,399,080               16,335,810
------------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (225,398,432)            (167,423,822)
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from Fund share
  transactions                                                      7,841,402              (21,584,979)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (20,393,013)              (1,708,026)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 349,121,954              350,829,980
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$4,219,149 and $113,840, respectively)                          $ 328,728,941            $ 349,121,954
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                             -------------   -------------   -------------
                                                               CLASS A         CLASS B         CLASS C
                                                            -------------   -------------   -------------
                                                               FOR THE         FOR THE         FOR THE
                                                               PERIOD          PERIOD          PERIOD
                                                              APRIL 16,       APRIL 16,       APRIL 16,
                                                                1998            1998            1998
                                                            (COMMENCEMENT   (COMMENCEMENT   (COMMENCEMENT
                                                             OF SALE OF      OF SALE OF      OF SALE OF
                                                               CLASS A         CLASS B         CLASS C
                                                               SHARES)         SHARES)         SHARES)
                                                             TO OCTOBER      TO OCTOBER      TO OCTOBER
                                                                 31,             31,             31,
                                                                1998            1998            1998
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 23.98         $ 23.98         $ 23.98
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (.09)           (.18)           (.17)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  transactions                                                   (4.11)          (4.10)          (4.11)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                 (4.20)          (4.28)          (4.28)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 19.78         $ 19.70         $ 19.70
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          (17.51)**       (17.85)**       (17.85)**
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              11               6               2
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                        1.95*           2.83*           2.80*
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                      2.20*           3.13*           3.23*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                       (1.00)*         (1.87)*         (1.88)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       40.6            40.6            40.6
---------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                         -------------------------------------------------------------
                                                                                  CLASS S(B)
                                                         -------------------------------------------------------------
                                                                            YEARS ENDED OCTOBER 31,
                                                         1998(A)      1997(A)      1996(A)       1995        1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $21.64       $20.45       $17.54       $16.27      $16.14
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (.10)        (.12)        (.04)        (.03)       (.02)
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              .32         2.30         3.59         1.38         .48
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .22         2.18         3.55         1.35         .46
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                               (.64)        (.13)        (.20)          --          --
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                         --           --           --           --        (.18)
----------------------------------------------------------------------------------------------------------------------
  From net realized gains on investment transactions      (1.41)        (.86)        (.44)        (.08)       (.15)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                     (2.05)        (.99)        (.64)        (.08)       (.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $19.81       $21.64       $20.45       $17.54      $16.27
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                           1.19        11.14        20.97         8.32        2.80(C)
----------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      310          349          351          255         256
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                 1.65         1.63         1.60         1.69        1.70
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions,
to average daily net assets (%)                            1.65         1.63         1.60         1.69        1.76
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets (%)                                             (.45)        (.58)        (.20)        (.12)       (.28)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                40.6         60.5         63.0         43.7        45.8
----------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998 existing shares of the Fund were designated as Class S and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     Global Discovery Fund (the "Fund") is a diversified
                             series of Global/International Fund, Inc. (formerly known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company
                             Act of 1940, as amended, as an open-end management investment company.

                             Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares ("Class S"). Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

                             Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market

NOTES TO FINANCIAL STATEMENTS

                             maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                             (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

                             (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                             The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                             Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its

NOTES TO FINANCIAL STATEMENTS

                             shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $5,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                             OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
2
     PURCHASES AND SALES
     OF SECURITIES           During the year ended October 31, 1998, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $135,928,874 and
                             $174,772,325, respectively.

--------------------------------------------------------------------------------
3
     RELATED PARTIES         MANAGEMENT AGREEMENT. Effective December 31, 1997,
                             Scudder, Stevens & Clark, Inc. ("Scudder") and The
                             Zurich Insurance Company ("Zurich"), an
                             international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper
                             Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's
                             Investment Management Agreement with Scudder.
                             However, a new Investment Management Agreement (the
                             "Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous
                             Investment Management Agreement, except that
                             Scudder Kemper is the new investment adviser to the Fund.

                             Under the Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of

NOTES TO FINANCIAL STATEMENTS

                             the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 1998, the fee pursuant to the Agreement amounted to $3,960,160, of which $326,115 was unpaid at October 31, 1998.

                             On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period April 16, 1998 through October 31, 1998, the Distribution Fee was as follows:

                                       DISTRIBUTION    TOTAL      FEES WAIVED      UNPAID AT
                                           FEES      AGGREGATED     BY KDI      OCTOBER 31, 1998
                                       ------------  ----------   -----------   ----------------
                                       Class B        $11,237       $  790          $10,447
                                       Class C          3,758          922            2,836
                                                      -------       ------          -------
                                                      $14,995       $1,712          $13,283
                                                      =======       ======          =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period April 16, 1998 through October 31, 1998 aggregated $133,686, all of which was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through October 31, 1998, the CDSC for Classes B and C aggregated $477 and $134, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms

NOTES TO FINANCIAL STATEMENTS

                             based upon the assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through October 31, 1998, the Administrative Service Fee was as follows:

                                       ADMINISTRATIVE    TOTAL      FEES WAIVED      UNPAID AT
                                        SERVICE FEES   AGGREGATED     BY KDI      OCTOBER 31, 1998
                                       --------------  ----------   -----------   ----------------
                                       Class A          $ 6,815       $ 6,815         $    --
                                       Class B            3,745         3,745              --
                                       Class C            1,253         1,253              --
                                                        -------       -------         -------
                                                        $11,813       $11,813         $    --
                                                        =======       =======         =======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through October 31, 1998, the amount charged to Classes A, B and C by KSC aggregated $11,105, $7,875 and $3,086, respectively, of which $8,648 is unpaid at October 31, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S. For the year ended October 31, 1998, the amount charged to Class S by SSC for shareholder services aggregated $734,090, of which $58,838 is unpaid at October 31, 1998.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S of the Fund. For the year ended October 31, 1998, the amount charged to Class S by STC aggregated $200,043, of which $17,404 is unpaid at October 31, 1998.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $302,281, of which $57,863 is unpaid at October 31, 1998.

                             DIRECTORS FEES. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, the Directors fees and expenses aggregated $57,103.

--------------------------------------------------------------------------------
4    LINES OF CREDIT         The Fund and several affiliated Funds (the
                             "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes capital share and
     TRANSACTIONS            dollar activity in the Fund:


                                                                       YEAR ENDED                        YEAR ENDED
                                                                    OCTOBER 31, 1998                  OCTOBER 31, 1997
                                                              ----------------------------       ---------------------------
                                                                SHARES          DOLLARS            SHARES         DOLLARS
                                       -------------------------------------------------------------------------------------
                                        SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                 2,260,575    $  46,546,836               --    $          --
                                       -------------------------------------------------------------------------------------
                                        Class B                   309,368        6,651,125               --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                   117,930        2,538,686               --               --
                                       -------------------------------------------------------------------------------------
                                        Class S                 6,972,104      148,104,107        6,176,506      129,503,033
                                       -------------------------------------------------------------------------------------
                                                                9,659,977      203,840,754        6,176,506      129,503,033
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       -------------------------------------------------------------------------------------
                                        Class A                        --    $          --               --    $          --
                                       -------------------------------------------------------------------------------------
                                        Class B                        --               --               --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                        --               --               --               --
                                       -------------------------------------------------------------------------------------
                                        Class S                 1,514,636       29,399,080          829,650       16,335,810
                                       -------------------------------------------------------------------------------------
                                                                1,514,636       29,399,080          829,650       16,335,810
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A                (1,688,347)   $ (34,483,052)              --    $          --
                                       -------------------------------------------------------------------------------------
                                        Class B                   (19,209)        (386,029)              --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                    (6,650)        (132,763)              --               --
                                       -------------------------------------------------------------------------------------
                                        Class S                (8,999,114)    (190,396,588)      (8,023,612)    (167,423,822)
                                       -------------------------------------------------------------------------------------
                                                              (10,713,320)    (225,398,432)      (8,023,612)    (167,423,822)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                       -------------------------------------------------------------------------------------
                                        Class A                   572,228    $  12,063,784               --    $          --
                                       -------------------------------------------------------------------------------------
                                        Class B                   290,159        6,265,096               --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                   111,280        2,405,923               --               --
                                       -------------------------------------------------------------------------------------
                                        Class S                  (512,374)     (12,893,401)      (1,017,456)     (21,584,979)
                                       -------------------------------------------------------------------------------------
                                                                  461,293    $   7,841,402       (1,017,456)   $ (21,584,979)
                                       -------------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

Class S paid distributions of $1.41 per share from net long-term capital gains during the year ended October 31, 1998, of which 89.4% represents 20% rate gains.

The Fund paid foreign taxes of $278,480 and earned $278,480 of foreign source income during the year ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.02 per share as foreign taxes paid and $.02 per share as income earned from foreign sources for the year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

                                                                           NOTES

DIRECTORS & OFFICERS

DIRECTORS                                                           OFFICERS

DANIEL PIERCE                     KATHRYN L. QUIRK                  SUSAN E. DAHL
Director and Vice President       Director, Vice President          Vice President
                                  and Assistant Secretary
NICHOLAS BRATT                                                      JERARD K. HARTMAN
President                         ROBERT W. LEAR                    Vice President
                                  Honorary Director
PAUL BANCROFT III                                                   GARY P. JOHNSON
Director                          ROBERT G. STONE, JR.              Vice President
                                  Honorary Director
SHERYLE J. BOLTON                                                   THOMAS W. JOSEPH
Director                                                            Vice President

WILLIAM T. BURGIN                                                   GERALD J. MORAN
Director                                                            Vice President

THOMAS J. DEVINE                                                    M. ISABEL SALTZMAN
Director                                                            Vice President

KEITH R. FOX                                                        THOMAS F. MCDONOUGH
Director                                                            Vice President and Secretary

WILLIAM H. GLEYSTEEN, JR.                                           JOHN R. HEBBLE
Director                                                            Treasurer

WILLIAM H. LUERS                                                    CAROLINE PEARSON
Director                                                            Assistant Secretary

----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT, PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02110
----------------------------------------------------------------------------------------------------------
INDEPENDENT                           PRICEWATERHOUSECOOPERS LLP
ACCOUNTANTS                           One Post Office Square
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global Discovery Fund prospectus.
KGDF - 2(12/98) 1061740